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                                                                   EXHIBIT 10.5


                             SECURED PROMISSORY NOTE


U.S. $ (Amount in figures)                                                (Date)

         FOR VALUE RECEIVED, the undersigned, (Employee/Spouse) ("Maker"or "Makers"), promises or promise to pay to the order of (Employer company) a (Jurisdiction) corporation ("Payee"), at the principal office of Payee or at such other place as Payee may designate in writing to Maker(s), the principal sum of (Amount in words) U.S. Dollars (U.S. $ (Amount in figures)), without interest. Except as otherwise provided herein, the entire principal amount of this Note shall be payable on (Date).

         Notwithstanding the due date specified above, upon the termination of employee Maker's employment with Payee and/or its affiliates for any reason whatsoever (at Payee's option, in the case of termination because of retirement or disability, or automatically, in the case of termination for any other reason) the entire unpaid principal balance shall become due and payable thirty
(30) days following the date of such termination. If Maker or Makers should make an assignment for the benefit of creditors, or institute or have instituted against him, her or them any insolvency or bankruptcy proceedings, this Note shall become immediately due and payable, without any action on the part of the holder.

         Maker(s) hereby waives presentment, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect the amount due hereunder. If a default occurs hereunder or if this Note is not paid when due, and this Note is placed in the hands of an attorney for collection, and/or suit is filed hereon, and as often as any of such events occur, Maker(s) will to pay, in addition to the unpaid principal, all reasonable collection costs, including without limitation the holder's reasonable attorneys' fees and expenses incurred in connection with such collection activities and/or suit.

         In order to secure the obligations of Maker(s) hereunder, each of the undersigned hereby pledges and grants to Payee a security interest in and to (a) (Number of shares) shares of common stock of Willbros Group, Inc. ("Willbros"), represented by stock certificate number (Number of stock certificate) (the "Pledged Shares"), physical possession of which has been delivered to Payee, irrevocably authorizing Payee to arrange for the transfer of the Pledged Shares on the books of Willbros, in the name and for the benefit of Payee upon the occurrence and continuation of any event of default by Maker(s) in accordance with the terms of this Note; and (b) all proceeds from the sale, exchange or disposition of the Pledged Shares. This pledge of the Pledged Shares shall remain in effect until, and shall automatically terminate without any action on the part of any person upon, the discharge of all obligations of Maker(s) to pay money hereunder.



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         Prior to any foreclosure against the Pledged Shares pursuant to this
Note, Maker(s) shall be entitled to exercise all rights and incidents of ownership with respect to the Pledged Shares, including without limitation, the right to:

         (a)  Vote the Pledged Shares in the sole discretion of Maker(s);

         (b) Receive all dividends payable with respect to the Pledged Shares; provided, however, that all stock issuable upon any dividend, split, revision or reclassification on or of the Pledged Shares, or any part thereof or as shall be received in exchange for the Pledged Shares as a result of a merger, consolidation or other corporate reorganization, shall be transferred directly to Payee and held by Payee as additional collateral under the terms of this Note; and

         (c) Exercise all other rights afforded a stockholder of Willbros under applicable law.

         Upon the occurrence of any default in the payment of principal hereunder or in the event this Note is accelerated as a result of any assignment, insolvency or bankruptcy of Maker or Makers, Payee shall be entitled to exercise all rights of foreclosure upon the Pledged Shares (and the proceeds therefrom) under applicable law and equity. Such powers shall include, without limitation, the full power and authority of Payee, to the extent not prohibited by applicable law, to transfer to Payee or its assignee the Pledged Shares without foreclosure, auction or sale and thereafter exercise all rights incident to ownership of the Pledged Shares as referred to in subparagraphs (a), (b) and
(c) in the preceding paragraph. In the event of such transfer, Payee shall credit against amounts owed by Maker(s) hereunder, with respect to the Pledged Shares, an amount equal to the fair market value of the Pledged Shares on the date of such transfer, less the amount of reasonable attorney fees and other costs incurred by Payee in transferring the Pledged Shares.

         It is further agreed that, upon any transfer of this Note, the holder may deliver the Pledged Shares or any part thereof to the transferee, who shall thereupon become vested with all the powers and rights hereinabove given to Payee in respect of this Note and the Pledged Shares.

         It is hereby represented and warranted to Payee by Maker(s) as follows:
(a) Maker(s) has or have good and marketable title to the Pledged Shares, free and clear of any and all liens, claims and encumbrances (except the pledge and security interest granted herein); (b) Maker(s) has or have full right and authority to execute and deliver and perform the obligations of Maker(s) under this Note and to pledge and grant a security interest in the Pledged Shares hereunder; and (c) this Note is binding and enforceable against Maker(s) in accordance with its terms.

         The outstanding principal balance of this Note may be prepaid in whole or in part at any time without penalty or premium whatsoever.


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         In the event that any clause or provision of this Note is determined to be invalid or unenforceable for any reason, this Note shall continue to be enforceable to the maximum extent permitted by applicable law; and in particular, if any remedy is determined to be in excess of that permitted by applicable law, the excessive remedy shall be reduced to the maximum enforceable level and, as so reduced and modified, this Note shall be enforced to the maximum extent permitted by applicable law.



                                      "Maker(s)"


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                                      Name:
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                                      Name:
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